Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA CC

File No.811-06564, CIK 0000884067

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA CC, a unit investment trust registered under the Act, mailed to its contract owners the Semi- Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust, (CIK: 00000778207).
•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316).
•	Columbia Funds Variable Insurance Trust (CIK: 0000815425).
•	DFA Investment Dimensions Group, Inc. (CIK: 0000355437).
•	BNY Mellon Sustainable U.S. Equity Portfolio (CIK: 0000890064).
•	BNY Mellon Variable Investment Fund (CIK: 0000813383).
•	Federated Insurance Series (CIK: 0000912577).
•	Nationwide Variable Insurance Trust (CIK: 0000353905).
•	Vanguard Variable Insurance Fund (CIK: 0000857490).
•	Fidelity Variable Insurance Products Fund (CIK: 0000356494; 0000831016; and 0000927384).
•	Wanger Advisors Trust (CIK: 0000929521).
•	Wells Fargo Advantage Variable Trust Funds (CIK: 0001081402).
•	Calvert Variable Series, Inc (CIK: 0000708950).
•	T. Rowe Price International Series, Inc (CIK: 0000918292).
•	T. Rowe Price Equity Series, Inc. (CIK: 0000918294).

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth

Brian G. Stallworth

Assistant Secretary

Transamerica Life Insurance Company